Fixed Income SHares: Series TE

February 29, 2016

Series	TE
Ticker	FXIEX

Before you invest, you may want to review the Portfolio's prospectus, which, as supplemented, contains more information about the Portfolio and its risks. You can find the Portfolio's prospectus and other information about the Portfolio online at https://investments.pimco.com/products/pages/FISH.aspx. You can also get this information at no cost by calling 1-800-927-4648 or by sending an email request to pimcoteam@bfdsmidwest.com. The Portfolio's prospectus and Statement of Additional Information, both dated February 29, 2016, as supplemented, along with the financial statements included in the Portfolio's most recent annual reports dated October 31, 2015 and December 31, 2015, are incorporated by reference into this Summary Prospectus.

Investment Objectives

The Portfolio seeks high current income exempt from U.S. federal income tax consistent with prudent investment management. Total return/capital appreciation is a secondary objective.

Fees and Expenses of the Portfolio

The tables below describe the fees and expenses you pay if you buy and hold shares of the Portfolio.

Shareholder Fees (fees paid directly from your investment): None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

FISH: Series TE
Advisory Fees(1)	0.00%
Distribution and/or Service (12b-1) Fees	N/A
Other Expenses	0.00%
Total Annual Portfolio Operating Expenses(2)	0.00%
[1]

The Portfolio does not pay an advisory fee to Pacific Investment Management Company LLC ("PIMCO") under the Investment Advisory Contract. However, the Portfolio is an integral part of "wrap-fee" programs, including those sponsored by investment advisers and broker-dealers unaffiliated with the Portfolio or PIMCO. Participants in these programs pay a "wrap" fee to the sponsor of the program. You should read carefully the wrap-fee brochure provided to you by the sponsor or your investment adviser. The brochure is required to include information about the fees charged to you by the sponsor and the fees paid by the sponsor to PIMCO and its affiliates. You pay no additional fees or expenses to purchase shares of the Portfolio.

[2]

Pursuant to an Expense Limitation Agreement between the Trust and PIMCO, PIMCO has contractually agreed to waive all fees and/or pay or reimburse all expenses of the Portfolio, except extraordinary expenses, including extraordinary legal expenses, and expenses incurred as a result of portfolio investments, such as any brokerage fees and commissions and other portfolio transaction expenses, costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, fees and expenses of any underlying funds or other pooled vehicles in which the Portfolio invests, taxes, governmental fees and dividends and interest on short positions. The Expense Limitation Agreement will continue in effect, unless sooner terminated by the Trust's Board of Trustees, for so long as PIMCO serves as the investment adviser to the Portfolio pursuant to the Investment Advisory Contract between the Trust and PIMCO. During the fiscal year ended October 31, 2015, the amounts waived and/or reimbursed pursuant to the Expense Limitation Agreement when rounded were less than 0.01%.

Example. This Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Portfolio for the time periods indicated. The Example also assumes that your investment has a 5% return each year, all dividends and distributions are reinvested, and the Portfolio's operating expenses remain the same (taking into account the Expense Limitation Agreement each year). Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is the same with or without redemption at the end of each period.

	1 Year	3 Years	5 Years	10 Years
FISH: Series TE	$–	$–	$–	$–

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). The Portfolio's turnover rate for the fiscal year ended October 31, 2015 was 72% and the turnover rate for the fiscal period ended December 31, 2015 was 5%. High levels of portfolio turnover may indicate higher transaction costs and may result in higher taxes for you if your Portfolio shares are held in a taxable account. These costs, which are not reflected in Total or Net Annual Portfolio Operating Expenses or in the Example above, can adversely affect the Portfolio's investment performance.

Principal Investment Strategies

FISH: Series TE seeks to achieve its objective by investing in municipal securities to generate income exempt from U.S. federal income tax. Under normal circumstances, the Portfolio will not purchase bonds subject to the federal alternative minimum tax ("AMT"). The Portfolio normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in a portfolio of U.S. fixed income instruments comprised of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax, including (but not limited to):

■

municipal debt securities issued by states and their agencies, authorities and other instrumentalities which are exempt from federal income tax;

■

municipal debt securities issued by local governments and their agencies, authorities and other instrumentalities which are exempt from federal income tax; and

■

tax-exempt structured notes, which may contain embedded derivatives.

The Portfolio may invest in instruments of any maturity. The average portfolio duration of the Portfolio is expected to vary and may range anywhere from relatively short (e.g., less than two years) to relatively long (e.g., more than ten years) based on PIMCO's forecast for interest rates.

The Portfolio may invest without limit in U.S. dollar denominated securities. The Portfolio may invest without limit in U.S. Government securities, money market instruments and/or "private activity" bonds that are exempt from

FISH | Summary Prospectus	1

Fixed Income SHares: Series TE

federal income tax. To the extent distributions derived from "private activity" bonds may be subject to the federal AMT, investments in such "private activity" bonds will be limited by the 80% policy noted above. The Portfolio may invest more than 25% of its total assets in bonds of issuers in either California or New York, or both. To the extent that the Portfolio concentrates its investments in California or New York, it will be particularly subject to California or New York state-specific risks, as applicable.

The Portfolio will invest, under normal circumstances, in debt securities that are rated "investment grade", or, if unrated, determined by PIMCO to be of comparable quality, at the time of purchase.

Subject to the 80% policy noted above, the Portfolio may invest the remainder of its assets in fixed income securities that generate income that is not exempt from federal income tax (for example, Build America Bonds).

The Portfolio may invest in derivative instruments, such as options, futures contracts or swap agreements, which may relate to fixed income securities, interest rates, currencies or currency exchange rates, commodities, real estate and other assets, and related indices. Although the Portfolio did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time. The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Portfolio may also invest in securities issued by entities, such as trusts, whose underlying assets are municipal bonds, including, without limitation, inverse floating rate debt securities ("inverse floaters"). The Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

The Portfolio is "non-diversified," which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. The Portfolio may not invest more than 25% of its assets in an individual issuer (measured at the time of investment).

The Portfolio will not change its policy to, under normal circumstances, invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. fixed income instruments comprised of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax unless the Portfolio provides shareholders with the notice required by Rule 35d-1 under the Investment Company Act of 1940, as it may be amended or interpreted by the Securities and Exchange Commission ("SEC") from time to time.

Principal Risks

It is possible to lose money on an investment in the Portfolio. The principal risks of investing in the Portfolio, which could adversely affect its net asset value, yield and total return, are:

Municipal Securities Risk: the risk that investing in municipal securities subjects the Portfolio to certain risks, including variations in the quality of municipal securities, both within a particular classification and between classifications. The rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue

Municipal Project-Specific Risk: the risk that the Portfolio may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state;

Municipal Bond Market Risk: the risk that the Portfolio may be adversely affected due to factors such as limited amount of public information available regarding the municipal bonds held in the Portfolio as compared to that for corporate equities or bonds, legislative changes and local and business developments, general conditions of the municipal bond market, the size of the particular offering, the rating of the issue and the maturity of the obligation

Interest Rate Risk: the risk that fixed income securities may decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration. Given the current historically low interest rate environment, risks associated with rising rates are heightened

Credit Risk: the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested. The Portfolio's use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio's returns and/or increased volatility. Over-the-counter derivatives are also subject to the risk that the other party in the transaction will not fulfill its contractual obligations. For derivatives traded on exchanges, the primary credit risk is the creditworthiness of the Portfolio's clearing broker or the exchange itself. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Portfolio's ability to invest in derivatives, limit a Portfolio's ability to employ certain strategies that use derivatives and adversely affect the value or performance of derivatives and the Portfolio.

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and the Portfolio may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from

2	Summary Prospectus | FISH

Summary Prospectus

fixed income funds may be higher than normal, causing increased supply in the market due to selling activity

Management Risk: the risk that investment techniques and risk analyses applied by PIMCO may not produce the desired results and legislative, regulatory, or tax restrictions may affect the investment techniques available to PIMCO and the individual portfolio manager(s) in connection with managing the Portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Portfolios that are "non-diversified" may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are "diversified"

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage or reduced demand for the issuer's goods or services

California State-Specific Risk: the risk that the Portfolio, to the extent it concentrates its investments in California municipal bonds, may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal

New York State-Specific Risk: the risk that the Portfolio, to the extent it concentrates its investments in New York municipal bonds, may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal

Turnover Risk: the risk that high levels of portfolio turnover may increase transaction costs and taxes and may lower investment performance

Please see "Description of Principal Risks" in the Portfolio's prospectus for more information regarding the risks associated with investing in the Portfolio. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information below shows summary performance information for the Portfolio in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Portfolio by showing changes in its performance from year to year and by showing how the Portfolio's average annual total returns compare with the returns of a broad-based securities market index. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The Portfolio's benchmark is the Barclays 1-Year Municipal Bond Index. The Barclays 1-Year Municipal Bond Index is the 1 Year (1-2) component of the Municipal Bond Index. The Barclays Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment- grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. It is not possible to invest directly in an index.

Calendar Year Total Returns

For the periods shown in the bar chart, the highest quarterly return was 3.13% in the 4th Quarter 2015, and the lowest quarterly return was -4.20% in the 2nd Quarter 2013.

Average Annual Total Returns (for periods ended 12/31/15)

	1 Year	Since Inception 6/25/12
Fixed Income SHares: Series TE – Before Taxes	5.17%	2.49%
Fixed Income SHares: Series TE – After Taxes on Distributions(1)	5.02%	2.43%
Fixed Income SHares: Series TE – After Taxes on Distributions and Sale of Portfolio Shares	4.07%	2.40%

Barclays 1-Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	0.61%	0.66%

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from these returns shown. After-tax returns shown are not relevant to investors, who hold their shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Portfolio shares at the end of the measurement period.

Investment Adviser/Portfolio Manager

Fixed Income SHares: Series TE

PIMCO serves as the investment adviser and administrator for the Portfolio. The Portfolio is jointly managed by Joseph Deane, Julie Callahan and David Hammer. Mr. Deane is an Executive Vice President in PIMCO's New York office. Ms. Callahan is a Senior Vice President and municipal bond portfolio manager in PIMCO's New York office. Mr. Hammer is an Executive Vice President and municipal bond portfolio manager in PIMCO's New York office. Mr. Deane and Ms. Callahan have managed the Portfolio since its inception in June 2012. Mr. Hammer has managed the Portfolio since August 2015.

February 29, 2016 | Summary Prospectus	3

Purchase and Sale of Portfolio Shares

Shares of the Portfolios may be purchased only by or on behalf of "wrap" account clients where Allianz Global Investors U.S. LLC or PIMCO (each, as applicable, the "Wrap Program Adviser") has an agreement to serve as investment adviser or sub-adviser to the account with the wrap program sponsor (typically a registered investment adviser, bank or broker-dealer) or directly with the client. A client agreement to open an account typically may be obtained by contacting the wrap program sponsor. Minimum investment amounts for investing in a Portfolio can be found in the wrap-fee brochure provided to you by the wrap program sponsor or your investment adviser. Allianz Global Investors U.S. LLC is an affiliate of PIMCO. Generally, purchase and redemption orders for Portfolio shares are processed at the net asset value ("NAV") next calculated after the broker-dealer who executes trades for the applicable wrap account receives the order on behalf of the account. Orders received by the broker-dealer prior to the time the Portfolio's NAV is determined on a business day will be processed at that day's NAV, even if the order is received by the transfer agent after the Portfolio's NAV has been calculated that day.

Tax Information

Except as noted below, each Portfolio's distributions are generally taxable to you as ordinary income, capital gains or a combination of the two, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.

FISH Series TE Portfolio intends to make distributions that consist of exempt-interest dividends, which are generally not taxable to shareholders for federal income tax purposes, but a portion of its distributions may be subject to the federal AMT. A portion of that Portfolio's distributions may not qualify as exempt-interest dividends; such distributions will generally be taxable to shareholders as ordinary income or capital gains.

FISH2090_022916